MANAGED PORTFOLIO SERIES

Advantus Strategic Credit Income Fund

Class A Shares – ABSNX
Institutional Class Shares – VBSIX

Supplement dated November 16, 2017 to:

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)
for the Fund
dated December 29, 2016, as revised January 17, 2017, and February 9, 2017

Based upon a recommendation by Advantus Capital Management, Inc. (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved a plan of liquidation for the Advantus Strategic Credit Income Fund (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around December 28, 2017 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on November 27, 2017, the Fund will be closed to new investments.  In addition, effective November 17, 2017, the Adviser will begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date.  Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings.  If the Fund has not received your redemption request or other instruction by the close of business on December 28, 2017, your shares will be automatically redeemed on the Liquidation Date.  Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding.  Although the Liquidation is not expected to be a taxable event for the Fund, for shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).

If you take no action prior to December 28, 2017, your shares will be automatically redeemed on the Liquidation Date.  Your net cash proceeds from the Fund, less any required withholding, will be sent to the address of record.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 855-824-1355 prior to December 28, 2017 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account, such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Please contact the Fund at 855-824-1355 if you have any questions.

This supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.